TCW FUNDS, INC.

Supplement Dated December 17, 2009 to the I Share Prospectus

Dated February 27, 2009 (As Amended June 23, 2009)

On page 38, under the heading “TCW Conservative Allocation Fund—Investment Objective/Approach” the last paragraph Allan R. Toole is deleted as a portfolio manager and Adam T. Coppersmith is added as a portfolio manager.

On page 40, under the heading “TCW Moderate Allocation Fund—Investment Objective/Approach” in the last paragraph Allan R. Toole is deleted as a portfolio manager and Adam T. Coppersmith is added as a portfolio manager.

On page 42, under the heading “TCW Aggressive Allocation Fund—Investment Objective/Approach” in the last paragraph Allan R. Toole is deleted as a portfolio manager and Adam T. Coppersmith is added as a portfolio manager.

On pages 52-54, all information pertaining to Allan R. Toole under the heading “Management of the Funds—Portfolio Managers,” is deleted and replaced with the following:

Portfolio Manager	Business Experience During Last 5 Years
Adam T. Coppersmith	Senior Quantitative Specialist, the Advisor, Trust Company of the West and TCW Asset Management Company

Please retain this Supplement with your Prospectus for future references.

Fund ip 121509